PUTNAM EUROPE GROWTH FUND (the "fund")

                Prospectus Supplement dated August 15, 1997
                   to Prospectus dated October 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                        Business Experience
                        Year             (at least 5 years)
                        ----         -------------------------

Justin M. Scott         1990         Employed as an investment
Managing Director                    professional by Putnam
                                     Management since 1988.

Mark D. Pollard         1995         Employed as an investment
Senior Vice President                professional by Putnam
                                     Management since 1990.


Omid Kamshad            1996         Employed as an investment
Senior Vice President                     professional by Putnam
                                          Management since January,
                                          1996.  Prior to January,
                                          1996 Mr. Kamshad was
                                          Director of Investments at
                                          Lombard Odier International
                                          and prior to April, 1995 he
                                          was Director at Baring
                                          Asset Management Company.



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